UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2022

NEXALIN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41507	27-5566468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1776 Yorktown, Suite 550

Houston, TX 77056

(713) 660-1100

Registrant’s telephone number, including area code: (303) 219-9771

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	NXL	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock	NXLIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Based on information provided by the Company’s independent registered public accounting firm, Friedman LLP, effective September 1, 2022 Friedman LLP combined with Marcum LLP and continued to operate as an independent registered public accounting firm. On September 30, 2022, the Audit Committee of the Board of Directors of the Company approved the dismissal of Friedman LLP and the engagement of Marcum LLP to serve as the independent registered public accounting firm of the Company. The services previously provided by Friedman LLP will now be provided by Marcum LLP.

Friedman’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Friedman’s report dated April 7, 2022 contained an explanatory paragraph stating there was substantial doubt about the Company’s ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through September 30, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years. Also, during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Friedman with a copy of the above disclosures and requested that Friedman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of Friedman’s letter dated September 30, 2022 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On September 30, 2022, the Company engaged Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, effective immediately. During the fiscal years ended December 31, 2021 and 2020 and through September 30, 2022, neither the Company nor anyone on its behalf consulted with Marcum regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

16.1	Letter from Friedman LLP dated as of September 30, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEXALIN TECHNOLOGY, INC.

By:	/s/ Mark White
Mark White
Chief Executive Officer

Dated: October 3, 2022

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